UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         August 18, 2004
                                                --------------------------------


                        Morgan Stanley ABS Capital I Inc.
  (as depositor for the Morgan Stanley ABS Capital I Inc. Trust 2004-HE7 to be formed pursuant to a Pooling and Servicing Agreement, to be dated September 1,
    2004, among Morgan Stanley ABS Capital I Inc., Chase Manhattan Mortgage Corporation, Countrywide Home Loans Servicing LP, HomEq Servicing Corporation,
          NC Capital Corporation, Aames Capital Corporation, Deutsche
         Bank National Trust Company and any other party named therein)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     333-113543                13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                   10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.      Other Events
             ------------

             Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the Commission on February 17, 1995 to the PSA) furnished to Morgan Stanley ABS Capital I Inc. (the "Company") by Morgan Stanley & Co. Incorporated, Countrywide Securities Corporation and Utendahl Capital Partners, L.P. (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-HE7, Mortgage Pass-Through Certificates, Series 2004-HE7 (such classes, the "Offered Certificates").

             The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-113543) (the "Registration Statement"). The Company hereby incorporates the Computational Materials, Collateral Term Sheets and Structural Term Sheets by reference in the Registration Statement.

             The Computational Materials, Collateral Term Sheets and Structural Term Sheets were prepared solely by the Underwriters, and the Company did not prepare or participate in the preparation of the Computational Materials, Collateral Term Sheets and Structural Term Sheets.

             Any statement or information contained in the Computational Materials, Collateral Term Sheets and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                            Description
            -----------                            -----------

            (99.1)                                 Collateral Term Sheets,
                                                   Structural Term Sheets and
                                                   Computational Materials
                                                   prepared by Morgan Stanley &
                                                   Co. Incorporated in
                                                   connection with certain
                                                   classes of the Morgan Stanley
                                                   ABS Capital I Inc. Trust
                                                   2004-HE7, Mortgage
                                                   Pass-Through Certificates,
                                                   Series 2004-HE7.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MORGAN STANLEY ABS CAPITAL I INC.



Date:  August 20, 2004
                                               By:    /s/ Valerie H. Kay
                                                   -----------------------------
                                                   Name:  Valerie H. Kay
                                                   Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

(99.1)                Collateral Term Sheets, Structural Term          (E)
                      Sheets and Computational
                      Materials prepared by Morgan
                      Stanley & Co. Incorporated in
                      connection with certain classes
                      of the Morgan Stanley ABS
                      Capital I Inc. Trust 2004-HE7,
                      Mortgage Pass-Through
                      Certificates, Series 2004-HE7.